Exhibit 10.3, PART I (Institutional)

VOTING AND SUPPORT AGREEMENT

VOTING AND SUPPORT AGREEMENT (this “Agreement”), dated as of November 7, 2021, among the Person named on the signature page hereto (the “Equityholder”), Duddell Street Acquisition Corp., a Cayman Islands exempted company (together with its successors, including the resulting Delaware corporation after the consummation of the Domestication, “DSAC”) and FiscalNote Holdings, Inc., a Delaware corporation (together with its successors, including the surviving corporation in the Merger (as defined below), the “Company”). For purposes of this Agreement, the Equityholder, the Company and DSAC are each a “Party” and collectively the “Parties.” Each capitalized term used and not otherwise defined herein has the meaning ascribed to such term in the Merger Agreement (as defined below).

R E C I T A L S

WHEREAS, pursuant to and subject to the terms and conditions of that certain Agreement and Plan of Merger, dated as of the date hereof (as amended, restated or otherwise modified from time to time, the “Merger Agreement”), by and among DSAC Grassroots Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of DSAC (“Merger Sub”), and the Company, among other matters, (i) DSAC will domesticate as a Delaware corporation in accordance with the DGCL and the Cayman Islands Companies Law, and (ii) the Company will merge with and into Merger Sub (the “Merger”), with the Company continuing as the surviving corporation;

WHEREAS, as of the date hereof, the Equityholder is the record and beneficial owner of the Company Shares set forth next to the Equityholder’s name on the signature pages hereto (such shares of capital stock, together with any other shares of capital stock or other equity interests of the Company in which the Equityholder acquires record and beneficial ownership after the date hereof, including by purchase or upon exercise or conversion of any securities convertible into or exercisable or exchangeable for Company Shares, including, for the avoidance of doubt, Company Options, Company RSUs and Company Warrants, the “Subject Securities”); and

WHEREAS, the Equityholder is entering into this Agreement in order to induce DSAC and the Company to enter into the Merger Agreement and consummate the transactions contemplated thereby, pursuant to which the Equityholder will directly or indirectly receive a material benefit.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Equityholder hereby covenants and agrees as follows:

Section 1.           Voting.

(a)            The Equityholder agrees to take all actions necessary or advisable to execute and deliver the Company Shareholder Approval to the Company as promptly as practicable, and in any event within two business days, following the date that DSAC receives, and notifies the Company, of DSAC’s receipt of notice from the SEC of the effectiveness of the Registration Statement.

(b)            From the date of this Agreement until the date on which this Agreement is terminated in accordance with its terms (the “Voting Period”), at each meeting of the Company Shareholders, and in each written consent or resolutions of any of the Company Shareholders in which the Equityholder is entitled to vote or consent, the Equityholder hereby unconditionally and irrevocably agrees to be present for such meeting and vote (in person or by proxy), or consent to any action by written consent or resolution with respect to, as applicable, the Subject Securities and any other capital stock or other equity interests of the Company entitled to vote and over which the Equityholder has voting power (i) in favor of, and to adopt and approve, as applicable, the Merger Agreement, the Ancillary Agreements and the transactions contemplated thereby, (ii) in favor of the other matters set forth in the Merger Agreement to the extent required for the Company to carry out its obligations thereunder, and (iii) in opposition to: (A) any Acquisition Transaction and any and all other proposals (x) that could reasonably be expected to delay or impair the ability of the Company to consummate the transactions contemplated by the Merger Agreement or any Ancillary Agreement or (y) which are in competition with or materially inconsistent with the Merger Agreement or any Ancillary Agreement or (B) any other action or proposal involving the Company or any of its Subsidiaries that is intended, or would reasonably be expected, to prevent, impede, interfere with, delay, postpone or adversely affect in any material respect the transactions contemplated by the Merger Agreement or any Ancillary Agreement or would reasonably be expected to result in any of the conditions to the Company’s obligations under the Merger Agreement not being fulfilled.

(c)            Except as set forth in Section 1(b) above, no Equityholder shall be restricted from voting in favor of, against or abstaining with respect to any matter presented to the Equityholders, including that nothing in this Agreement shall preclude such Equityholder from exercising full power and authority to vote Equityholder’s sole discretion for or against any proposal submitted to a vote of the Equityholders to approve any payment which would, in the absence of such approval, constitute a parachute payment under Section 280G of Code.

(d)            The Equityholder agrees not to deposit, and to cause its Related Parties not to deposit, any Subject Securities in a voting trust or subject any Subject Securities to any arrangement or agreement with respect to the voting of such Subject Securities, unless specifically requested to do so by the Company and DSAC in connection with the Merger Agreement, the Ancillary Agreements or the transactions contemplated thereby.

(e)            The Equityholder agrees, except as contemplated by the Merger Agreement or any Ancillary Agreement, not to make, or in any manner participate in, directly or indirectly, a “solicitation” of “proxies” or consents (as such terms are used in the rules of the SEC) or powers of attorney or similar rights to vote, or seek to advise or influence any Person with respect to the voting of, any capital stock or other equity interests of the Company in connection with any vote or other action with respect to transactions contemplated by the Merger Agreement or any Ancillary Agreement, other than to recommend that the Company Shareholders vote in favor of the adoption of the Merger Agreement, the Ancillary Agreements and the transactions contemplated thereby (and any actions required in furtherance thereof and otherwise as expressly provided in this Section 1, but subject to the limitations set forth in Section 1(c)).

(f)             The Equityholder agrees (i) to refrain from exercising any dissenters’ rights or rights of appraisal under Applicable Law at any time with respect to the Merger Agreement, the Ancillary Agreements and the transactions contemplated thereby and (ii) not to commence or participate in any claim, derivative or otherwise, against the Company, DSAC or any of their respective Related Parties relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement or the consummation of the Merger, including any claim (A) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (B) alleging a breach of any fiduciary duty of the Board of Directors of the Company or DSAC in connection with this Agreement, the Merger Agreement or the Merger.

(g)            The Equityholder agrees that during the Voting Period it shall not, and shall cause its Related Parties not to, without DSAC’s and the Company’s prior written consent, (i) make or attempt to make any Transfer of Subject Securities, except (A) if the Equityholder is an individual, the Equityholder may Transfer any such Subject Securities (1) to any member of such Equityholder’s immediate family, or to a trust for the benefit of the Equityholder or any member of such Equityholder’s immediate family, the sole trustees of which are the Equityholder or any member of the Equityholder’s immediate family or (2) by will, other testamentary document or under the laws of intestacy upon the death of such Equityholder; or (B) if the Equityholder is an entity, the Equityholder may Transfer any Subject Securities to any partner, member or Affiliate of the Equityholder; provided that, in each case, such transferee of Subject Securities signs a joinder to this Agreement in a form reasonably acceptable to DSAC and the Company agreeing to be bound by this Section 1, (ii) grant any proxies or powers of attorney with respect to any or all of the Subject Securities, or (iii) take any action with the intent to prevent, impede, interfere with or adversely affect the Equityholder’s ability to perform its obligations under this Section 1. The Company hereby agrees to reasonably cooperate with DSAC in enforcing the transfer restrictions set forth in this Section 1.

(h)            In the event of any equity dividend or distribution, or any change in the equity interests of the Company by reason of any equity dividend or distribution, equity split, recapitalization, combination, conversion, exchange of equity interests or the like, the term “Subject Securities” shall be deemed to refer to and include the Subject Securities as well as all such equity dividends and distributions and any securities into which or for which any or all of the Subject Securities may be changed or exchanged or which are received in such transaction. Without limiting the foregoing, the term “Subject Securities” shall be deemed to refer to and include any capital stock of the Company received by the Equityholder in connection with any conversion of debt securities or pursuant to any Contract that entitles the Equityholder to receive capital stock of the Company.

(i)             During the Voting Period, the Equityholder agrees to provide to DSAC, the Company and their respective Representatives any information regarding the Equityholder or the Company Shares that is reasonably requested by DSAC, the Company or their respective Representatives (as hereinafter defined) and required in order for the Company and DSAC to comply with Sections 9.04 (Proxy Statement; Registration Statement) and 9.08 (Form 8-K Filings) of the Merger Agreement. To the extent required by Applicable Law, the Equityholder hereby authorizes the Company and DSAC to publish and disclose in any announcement or disclosure required by the SEC, NASDAQ or the Registration Statement (including all documents and schedules filed with the SEC in connection with the foregoing), the Equityholder’s identity and ownership of the Company Shares and the nature of the Equityholder’s commitments and agreements under this Agreement, the Merger Agreement and any other Ancillary Agreements; provided that (i) such publication or disclosure is made in compliance with the provisions of the Merger Agreement, and (ii) prior to any such publication or disclosure, the Company and DSAC have provided the Equityholder with a customary opportunity to review and comment upon such announcement or disclosure, which comments the Company and DSAC will consider in good faith. “Representatives” means officers, directors, employees, agents, attorneys, accountants, advisors and representative that are acting on behalf and at the direction of a party.

Section 2.           Restriction on Sale of Securities.

(a)            The Equityholder hereby agrees and covenants that, it will not, during the period from the date of the Closing and ending on the date that is 180 days following the Closing Date (the “Lock-Up Period”), Transfer any equity interests of Newco (including shares of Newco Class A Common Stock or Newco Class B Common Stock) received or retained as consideration under the Merger Agreement, including securities held in escrow or otherwise issued or delivered after the Closing pursuant to the Merger Agreement (collectively, the “Restricted Securities”) (a “Prohibited Transfer”). If any Prohibited Transfer is made or attempted contrary to the provisions of this Agreement, such purported Prohibited Transfer shall be null and void ab initio, and the Newco shall refuse to recognize any such purported transferee of such Restricted Securities as one of its equity holders for any purpose. In order to enforce this Section 2, the Newco may impose stop-transfer instructions with respect to the Restricted Securities of the Equityholder until the end of the Lock-Up Period, as well as include customary legends on any certificates for any of the Restricted Securities reflecting the restrictions under this Section 2.

(b)            Notwithstanding the provisions set forth in Section 2(a), the following Transfers of Restricted Securities during the Lock-Up Period are permitted: (i) to the Newco’s officers or directors, or any Affiliates or family members of any of the Newco’s officers or directors; (ii) in the case of an individual, Transfers by gift to a member of the individual’s immediate family, or to a trust, the beneficiary of which is a member of the individual’s immediate family or an affiliate of such person, or to a charitable organization; (iii) in the case of an individual, Transfers by virtue of laws of descent and distribution upon death of the individual; (iv) in the case of an individual, Transfers pursuant to a qualified domestic relations order; (v) in the case of an entity, Transfers to a stockholder, partner, member or Affiliate of such entity; (vi) in the case of an entity, Transfers by virtue of the laws of the state of the entity’s organization and the entity’s organizational documents upon dissolution of the entity; (vii) transactions relating to Newco Common Stock or other securities convertible into or exercisable or exchangeable for Newco Common Stock acquired in open market transactions after the Closing, provided that no such transaction is required to be, or is, publicly announced (whether on Form 4, Form 5 or otherwise, other than a required filing on Schedule 13F, 13G or 13G/A) during the Lock-Up Period; (viii) the exercise of any options or warrants to purchase Newco Common Stock (which exercises may be effected on a cashless basis to the extent the instruments representing such options or warrants permit exercises on a cashless basis); (ix) Transfers to Newco or the Surviving Corporation to satisfy tax withholding obligations pursuant to the Surviving Corporation’s equity incentive plans or arrangements; (x) Transfers to the Surviving Corporation pursuant to any contractual arrangement in effect at the Closing that provides for the repurchase by the Surviving Corporation or forfeiture of the Equityholder’s Restricted Securities in connection with the termination of the Equityholder’s service to the Company; (xi) the entry, by the Equityholder, at any time after the Closing, of any trading plan providing for the sale of Newco Common Stock by the Equityholder, which trading plan meets the requirements of Rule 10b5-1(c) under the Securities Exchange Act of 1934, as amended, provided, however, that such plan does not provide for, or permit, any Prohibited Transfer and no public announcement or filing is voluntarily made or required regarding such plan during the Lock-Up Period; (xii) transactions in the event of the Newco’s completion of a liquidation, merger, amalgamation, share exchange, reorganization or other similar transaction which results in all of the Equityholders of the Surviving Corporation or Newco, as applicable, having the right to exchange their equity interests of Newco for cash, securities or other property; (xiii) Transfers by the Equityholder in sell-to-cover transactions to satisfy tax obligations of the Equityholder in connection with the Equityholder’s receipt of Newco Common Stock following the vesting and settlement of Company RSUs; provided, however, that, in the case of the foregoing clauses (i) through (vi) and (xiii), for such Transfer to be effective, the transferee must enter into a written agreement with the Newco agreeing to be bound by this Section 2.

(c)            For purposes of this Agreement, “Transfer” means the (i) sale or assignment of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder with respect to, any security, (ii) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) public announcement of any intention to effect any transaction specified in clause (i) or (ii).

(d)            For purposes of this Section 2, “immediate family” shall mean a spouse, domestic partner, child, grandchild or other lineal descendant (including by adoption), father, mother, brother or sister of the Equityholder; and “affiliate” shall have the meaning set forth in Rule 405 under the Securities Act of 1933, as amended.

Section 3.           Release. Effective as of the Closing, the Equityholder, on behalf of the Equityholder and her, his or its Related Parties (other than the Company and its Subsidiaries), successors and assigns (collectively, the “Releasing Parties”), forever waives, releases, remises and discharges DSAC, the Company and its Subsidiaries, their respective predecessors, successors and Related Parties and, in their capacities as such, the Equityholders, directors, officers, employees, consultants, attorneys, agents, assigns and employee benefit plans of the foregoing (collectively, the “Released Parties”) from any claim, contention, demand, cause of action (at law or in equity) or Damages that such Releasing Parties may currently have, or may have in the future, arising prior to, on or after the Closing Date (so long as the facts, circumstances, actions, omissions and/or events giving rise to such claim or Damages occurred on or prior to the Closing) solely relating to any Subject Securities beneficially owned by the Equityholder (including any rights or interests therein) and which, in each case, are based on acts, events or omissions occurring prior to or contemporaneously with the Effective Time and that relate (i) to such Equityholders ownerships of Subject Securities, or (ii) relating to the approval or consummation of the transactions contemplated hereby, the Merger Agreement, any Ancillary Agreement, or any other agreement contemplated herein or therein or (iii) arising under the governing documents of the Company or its Subsidiaries (including the Amended and Restated Right of First Refusal and Co-Sale Agreement, by and between the Company and the individuals and entities listed thereto, dated as of February 16, 2021, the Amended and Restated Voting Agreement, by and between the Company and the individuals and entities listed thereto, dated as of February 16, 2021, and the Investors, Rights Agreement, by and between the Company and the individuals and entities listed thereto, dated as of February 16, 2021 (collectively, the “Existing Shareholder Agreements”)) (collectively, the “Released Claims”); provided, however, that the Released Claims shall not include release, impair or diminish, and the term “Released Claims” shall not include, in any respect any such claim or Damages relating to (a) the Equityholder’s rights (x) to full and complete payment for the Equityholder’s Company Shares in accordance with the Merger Agreement, the Payment Spreadsheet and any updated Payment Spreadsheet and (y) if applicable, pursuant to the Series F Preferred Stock Issuance Agreement between the Company and the Equityholder, (b) if such Releasing Party is a Service Provider, rights to earned but unpaid wages or compensation, any accrued but unpaid or unused vacation and paid time off, any accrued vested benefits, and unreimbursed business expenses, (c) any right to indemnification, insurance benefits, or reimbursement or advancement of expenses by a present or former director, board observer, manager or officer of the Company or by the Equityholders designating them in their capacity under the provisions of the Certificate of Incorporation and Bylaws of the Company or any of its Subsidiaries (or any directors’ and officers’ liability insurance policy or other fiduciary insurance policy maintained by the Company or the Surviving Corporation for the benefit of the Equityholders maintained by the Company or any of its Subsidiaries, or any indemnification agreements with the Equityholder or its board designee with respect to any act, omission, event or transaction occurring prior to or contemporaneously with the Effective Time, (d) that arise under or are based upon the terms of the Conversion Agreement, (e) the fraud of a Released Party, (f) any defenses that are necessary to enable the Equityholder to defend any claim asserted by a Released Party, or (g) any claims arising out of any legally binding commercial agreements, arrangements or relationships between the Releasing Parties and the Released Parties that are unrelated to such Equityholder’s status as a former security holder of the Company, the Merger or the Merger Agreement. The Equityholder (on behalf of the Releasing Parties) (i) represents that it has not assigned or transferred or purported to assign or transfer to any Person all or any part of, or any interest in, any claim, contention, demand, cause of action (at law or in equity) or Damages of any nature, character or description whatsoever, which is or which purports to be released or discharged by this Section 3 and (ii) acknowledges that the Releasing Parties may hereafter discover facts other than or different from those that it knows or believes to be true with respect to the subject matter of the Released Claims, but it hereby expressly agrees that, on and as of the Closing, the Equityholder (on behalf of the Releasing Parties) shall have waived and fully, finally and forever settled and released any known or unknown, suspected or unsuspected, asserted or unasserted, contingent or noncontingent claim with respect to the Released Claims, whether or not concealed or hidden, without regard to the subsequent discovery or existence of such different or additional facts. The Equityholder (on behalf of the Releasing Parties) hereby acknowledges and agrees that if the Equityholder or any other Releasing Party should hereafter make any claim or demand or commence or threaten to commence any Action against any Released Party with respect to any Released Claim, this Section 3 may be raised as a complete bar to any such Action.

Section 4.           Consents.

(a)            General Consent. Effective as of the Closing, the Equityholder hereby waives any rights such Equityholder may have as a holder of Subject Securities or with respect to the transactions contemplated by this Agreement, the Merger Agreement and the other Ancillary Agreements (including any consent rights, voting rights, preemptive rights, rights to repurchase, registration rights, rights of first refusal, rights of first offer, tag along rights or similar rights or restrictions on transfer and any rights to receive notices, opinions or similar documentation in advance of or in connection with such transfers or transactions, except as contemplated in the Merger Agreement), whether such rights arise under or pursuant to any governing documents of the Company (including the Equityholders Agreement), any other Contract, Applicable Law or otherwise.

(b)            Binding Effect of Merger Agreement. The Equityholder hereby represents that it has read the Merger Agreement and this Agreement, has had the opportunity to consult with its tax and legal advisors and fully understands and accepts all of the provisions of the Merger Agreement and this Agreement. The Equityholder hereby expressly acknowledges (i) that the Aggregate Consideration will be allocated as provided in the Payment Spreadsheet (as finalized in accordance with the terms of the Merger Agreement), and DSAC and, following the Closing, Newco, the Surviving Corporation and their Subsidiaries, shall be entitled to rely on such finalized Payment Spreadsheet, and to make distributions of the Aggregate Consideration in accordance therewith, in each case without any obligation to investigate or verify the accuracy or correctness thereof and (ii) the provisions of Section 4.01 (Closing Statement and Payment Spreadsheet) of the Merger Agreement. The Equityholder shall be bound by and comply with Sections 9.11 (No Shop) and 12.12 (Publicity) of the Merger Agreement (and any relevant definitions contained in any such Sections) as if such Equityholder was an original signatory to the Merger Agreement with respect to such provisions.

(c)            Non-Disparagement. The Equityholder (or, if applicable in the case of an Equityholder with 5,000 or more permanent employees, the venture investment group of the Equityholder) shall not, directly or indirectly, whether for the Equityholder’s own account or for the account of any other Person, intentionally make any statement with respect to the Merger, written or oral, that would disparage the Company or any of its Subsidiaries or the reputation of the Company or any of its Subsidiaries or any of their respective officers, managers, directors or employees; provided that it shall not be a violation of this Section 4(c) for such Equityholder to make, directly or indirectly, truthful statements under oath, as required by Law or as part of a litigation or administrative agency proceeding.

Section 5.           Further Assurances. The Equityholder agrees to execute and deliver, or cause to be executed and delivered, all further documents and instruments as DSAC may reasonably request to consummate and make effective the transactions contemplated by the Merger Agreement and this Agreement. Without limiting the foregoing, the Equityholder agrees that it shall, and shall cause its Related Parties to, (i) file or supply, or cause to be filed or supplied, at DSAC’s or the Company’s expense in connection with the transactions contemplated by this Agreement and the Ancillary Agreements, all notifications and filings (or, if required by the relevant Governmental Authorities, drafts thereof) required to be filed or supplied pursuant to applicable Antitrust Laws or other regulatory Laws as promptly as practicable after the date hereof (and all such filings shall not be withdrawn or otherwise rescinded without the prior written consent of DSAC) and (ii) use its reasonable efforts to provide, or cause to be provided, any information requested by Governmental Authorities in connection therewith. In addition, without limiting the foregoing, the Equityholder agrees that it shall, and shall cause its Affiliates to, upon the request of the Company, consent to the termination of the Existing Shareholder Agreements.

Section 6.           Equityholder Representations and Warranties. The Equityholder represents and warrants to DSAC as follows:

(a)            Organization. If the Equityholder is not an individual, it is duly organized, validly existing and in good standing (where applicable) under the laws of the jurisdiction in which it is incorporated, organized or constituted, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby are within the Equityholder’s corporate or organizational powers and have been duly authorized by all necessary corporate or organizational action on the part of the Equityholder. If the Equityholder is an individual, the Equityholder has full legal capacity, right and authority to execute and deliver this Agreement and to perform his or her obligations hereunder.

(b)            Ownership of Subject Securities. The Equityholder is the record and beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of, and has good and valid title to, all of the Equityholder’s Subject Securities (including those set forth on the Equityholder’s signature page hereto), free and clear of any Lien, or any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such Subject Securities), except (i) transfer restrictions under the Securities Act of 1933, (ii) prior to the Closing, the governing documents of the Company (including the Equityholders Agreement) and (iii) this Agreement. The Equityholder’s Subject Securities set forth on the signature pages hereto are the only securities of the Company owned of record or beneficially by the Equityholder or the Equityholder’s Affiliates, family members or trusts for the benefit of the Equityholder or any of the Equityholder’s family members on the date of this Agreement. The Equityholder has the sole right to transfer and direct the voting of the Equityholder’s Subject Securities and, other than the Equityholders Agreement, none of the Equityholder’s Subject Securities are subject to any proxy, voting trust or other agreement, arrangement or restriction with respect to the voting of such Subject Securities, except as expressly provided herein for the benefit of DSAC. The Equityholder has the requisite voting power and the requisite power to agree to all of the matters set forth in this Agreement, with respect to all of its Subject Securities, in each case necessary to perform its obligations under this Agreement, with no limitations, qualifications or restrictions on such rights.

(c)            Authority. This Agreement has been duly executed and delivered by the Equityholder and, assuming the due authorization, execution and delivery hereof by DSAC and that this Agreement constitutes a legally valid and binding agreement of DSAC, this Agreement constitutes a legally valid and binding obligation of the Equityholder, enforceable against the Equityholder in accordance with the terms hereof (subject only to the effect, if any, of (i) applicable bankruptcy and other similar Applicable Law affecting the rights of creditors generally and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies). If this Agreement is being executed in a representative or fiduciary capacity, the Person signing this Agreement has full power and authority to enter into this Agreement on behalf of the Equityholder.

(d)            Non-Contravention. The execution and delivery of this Agreement by the Equityholder does not, and the performance by the Equityholder of its, his or her obligations hereunder will not, (i) result in a violation of Applicable Law, except for such violations which would not reasonably be expected, individually or in the aggregate, to have a material effect upon such Equityholder’s ability to perform its obligations under the Merger Agreement or any Ancillary Agreement or to consummate the transactions contemplated thereby, (ii) if the Equityholder is not an individual, conflict with or result in a violation of the governing documents of the Equityholder, (iii) require any consent or approval that has not been given or other action (including notice of payment or any filing with any Governmental Authority) that has not been taken by any Person (including under any Contract binding upon the Equityholder or the Equityholder’s Subject Securities), except where the failure to obtain such consents or to take such actions would not reasonably be expected, individually or in the aggregate, to have a material effect upon such Equityholder’s ability to perform its obligations under the Merger Agreement or any Ancillary Agreement or to consummate the transactions contemplated thereby, or (iv) result in the creation or imposition of any Lien on the Equityholder’s Subject Securities. There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which the Equityholder is a trustee whose consent is required for either the execution and delivery of this Agreement or the consummation by the Equityholder of the transactions contemplated by this Agreement that has not been obtained.

(e)            Legal Proceedings. There is no Action pending against, or to the knowledge of the Equityholder, threatened against the Equityholder or any of its Affiliates, by or before (or that would be by or before) any Governmental Authority or arbitrator that, if determined or resolved adversely in accordance with the plaintiff’s demands, would reasonably be expected, individually or in the aggregate, to prevent or enjoin such Equityholder’s performance of its obligations under the Merger Agreement or any Ancillary Agreement. None of the Equityholder or any of its Affiliates is subject to any Governmental Order that would reasonably be expected, individually or in the aggregate, to prevent or enjoin such Equityholder’s performance of its obligations under the Merger Agreement or any Ancillary Agreement.

(f)            Trusts. If the Equityholder is the beneficial owner of any Subject Securities held in trust, no consent of any beneficiary of such trust is required in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby or by the Merger Agreement.

Section 7.           DSAC Representations and Warranties. DSAC represents and warrants to the Equtiyholder as follows:

(a)            Organization. DSAC is duly organized, validly existing and in good standing (where applicable) under the laws of the jurisdiction in which it is incorporated, organized or constituted, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby are within DSAC’s corporate or organizational powers and have been duly authorized by all necessary corporate or organizational action on the part of DSAC.

(b)            Authority. This Agreement has been duly executed and delivered by DSAC and, assuming the due authorization, execution and delivery hereof by the Equityholder and that this Agreement constitutes a legally valid and binding agreement of the Equityholder, this Agreement constitutes a legally valid and binding obligation of DSAC, enforceable against DSAC in accordance with the terms hereof (subject only to the effect, if any, of (i) applicable bankruptcy and other similar Applicable Law affecting the rights of creditors generally and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies). The Person signing this Agreement has full power and authority to enter into this Agreement on behalf of DSAC.

(c)            Non-Contravention. The execution and delivery of this Agreement by DSAC does not, and the performance by DSAC of its obligations hereunder will not, (i) result in a violation of Applicable Law, except for such violations which would not reasonably be expected, individually or in the aggregate, to have a material effect upon DSAC’s ability to perform its obligations under the Merger Agreement or any Ancillary Agreement or to consummate the transactions contemplated thereby, (ii) conflict with or result in a violation of the governing documents of DSAC, or (iii) require any consent or approval that has not been given or other action (including notice of payment or any filing with any Governmental Authority) that has not been taken by any Person (including under any Contract binding upon DSAC), except where the failure to obtain such consents or to take such actions would not reasonably be expected, individually or in the aggregate, to have a material effect upon DSAC’s ability to perform its obligations under the Merger Agreement or any Ancillary Agreement or to consummate the transactions contemplated thereby.

(d)            Legal Proceedings. There is no Action pending against, or to the knowledge of DSAC, threatened against DSAC or any of its Affiliates, by or before (or that would be by or before) any Governmental Authority or arbitrator that, if determined or resolved adversely in accordance with the plaintiff’s demands, would reasonably be expected, individually or in the aggregate, to prevent or enjoin DSAC’s performance of its obligations under the Merger Agreement or any Ancillary Agreement. None of DSAC or any of its Affiliates is subject to any Governmental Order that would reasonably be expected, individually or in the aggregate, to prevent or enjoin DSAC’s performance of its obligations under the Merger Agreement or any Ancillary Agreement.

Section 8.           Finders Fees. No investment banker, broker, finder or other intermediary is entitled to a fee or commission from the Equityholder or any of its Affiliates (excluding the Company) in respect of the Merger Agreement, this Agreement or any of the respective transactions contemplated thereby and hereby based upon any arrangement or agreement made by or, to the knowledge of the Equityholder, on behalf of the Equityholder.

Section 9.           No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in DSAC or any of its Subsidiaries any direct or indirect ownership or incidence of ownership of or with respect to the Company Shares. All rights, ownership and economic benefits of and relating to the Company Shares shall remain vested in and belong to the Equityholder, and neither DSAC nor any of its Subsidiaries shall have any authority to direct the Equityholder in the voting or disposition of any of the Company Shares, except as otherwise provided herein.

Section 10.         Consent to Disclosure. The Equityholder hereby consents to the publication and disclosure in the Proxy Statement and Registration Statement (and, as and to the extent otherwise required by applicable securities laws or the SEC or any other securities authorities, any other documents or communications provided by DSAC or the Company to any Governmental Authority or to securityholders of DSAC) of the Equityholder’s identity and beneficial ownership of Company Securities and the nature of the Equityholder’s commitments, arrangements and understandings under and relating to this Agreement and, if deemed appropriate by DSAC or the Company, a copy of this Agreement; provided, that prior to any such publication or disclosure, DSAC and the Company have provided the Equityholder with an opportunity to review and comment upon such announcement or disclosure, which comments DSAC and the Company will consider in good faith. The Equityholder will promptly provide any information reasonably requested by DSAC or the Company for any regulatory application or filing made or approval sought in connection with the Transactions (including filings with the SEC).

Section 11.         Confidentiality.

[(a)            Until 11:59 P.M. (Eastern time) on the second anniversary of the Closing, the Equityholder will not, and will cause its Representatives to not, disclose or use at any time, any Confidential Information of which the Equityholder or such Representative, as applicable, is or becomes aware, whether or not such information is developed by the Equityholder or any of its Representatives, except to the extent that such disclosure or use is directly related to and required by the Equityholder’s or its Representatives’ performance in good faith of duties assigned to the Equityholder or its Representatives by the Company, DSAC or any of their respective Subsidiaries. The Equityholder and its Representatives will take all appropriate steps to safeguard Confidential Information in its possession and to protect it against disclosure, misuse, espionage, loss and theft. Nothing herein shall be construed to prevent disclosure of Confidential Information to the extent necessary in connection with the defense of any Action involving the Equityholder or its Representatives (provided, that the Equityholder or such Representative, as applicable, shall use its commercially reasonable efforts to ensure that confidential treatment is afforded to such Confidential Information). The obligations in this Section 11 will not (x) prohibit the Equityholder from disclosing Confidential Information to its Representatives who have a reasonable need to know such information in connection with their role as a Representative of the Equityholder or (y) apply to any Confidential Information which is required to be disclosed by the Equityholder or its Representatives pursuant to any law, rule, regulation, order of any administrative body or court of competent jurisdiction or other legal process; provided that (i) to the extent permitted by Applicable Law, the Company, DSAC or any of their respective Subsidiaries, as applicable, is given reasonable prior written notice, (ii) to the extent permitted by Applicable Law, the Equityholder cooperates (and causes its Representatives to cooperate) with any reasonable request of the Company, DSAC or any of their respective Subsidiaries, as applicable, to seek to prevent or narrow such disclosure and (iii) if after compliance with clauses (i) and (ii) such disclosure is still required, the Equityholder and its Representatives only disclose such portion of the Confidential Information that is expressly required by such legal process, as such requirement may be subsequently narrowed. Notwithstanding the foregoing, under no circumstance will the Equityholder or any of its Representatives be authorized to disclose any information covered by attorney-client privilege or attorney work product of the Company, DSAC or any of their respective Subsidiaries without prior written consent of the Company’s (or following the Closing, Newco’s) General Counsel or other officer designated by the Company (or, following the Closing, the Newco).

(b)            In addition, the Parties expressly acknowledge and understand that (x) if the Equityholder or any of its Affiliates are, and/or are affiliated with, any private investment funds (including private equity and venture capital funds) under management that invest in or acquire companies (or interests therein) and may from time to time invest in entities that develop and utilize technologies, products or services that are similar to or competitive with those of the Company (each, an “Institutional Investor Equityholder”), then (y) nothing herein shall be construed to limit or prevent in any manner any such Institutional Investor Equityholders or any of its Affiliates from (A) engaging in or operating any business, (B) entering into any agreement or business relationship with any third party or (C) evaluating or engaging in investment or acquisition discussions with, or investing in or acquiring or serving on the board of, any entity, whether or not competitive with the Company or its Subsidiaries, and none of such activities described in the foregoing clauses (A), (B) or (C) shall in and of itself constitute a breach of this Agreement in any respect, so long as in each case, such Institutional Investor Equityholder does not use or disclose Confidential Information in breach of this Agreement in connection with such activities. Furthermore, nothing herein shall restrict an Institutional Investor Equityholder from providing information about the subject matter of the Merger Agreement in connection with fundraising or reporting activities at any time, so long as any party to which the Institutional Investor Equityholder provides such information be subject to binding confidentiality obligations with respect to that information. The Company acknowledges that the Equityholder’s ownership of equity interests of the Company inevitably enhanced its general knowledge and understanding of the Company’s industry in a way that cannot be separated from its other knowledge, and the Company agrees that this Agreement shall not restrict the Equityholder’s or any of its Affiliates’ use of such overall knowledge and understanding of the Company’s industry that would be retained in the unaided memory of an ordinary person skilled in the art, not intent on appropriating any Confidential Information, for their own purposes, including the purchase, sale, investment in, consideration of, and decisions related to other investments.

(c)            For purposes of this Agreement the term “Confidential Information” shall mean all material and information that is not generally known to the public (but for purposes of clarity, Confidential Information shall never exclude any such information that becomes known to the public because of the Equityholder’s or its Representatives’ unauthorized disclosure) obtained by the Equityholder prior to the end of the Restricted Period and relating to the business, affairs and assets of the Company, DSAC or any of their respective Subsidiaries, regardless of whether such material and information is maintained in physical, electronic, or other form, including without limitation any of the following with respect to the Company, DSAC or any of their respective Subsidiaries business, operating or strategic plans, products or services, fees, costs and pricing structures, designs, analyses, drawings, photographs and reports, computer software, including operating systems, applications and program listings, flow charts, manuals and documentation, databases, accounting and business methods, inventions, devices, new developments, methods and processes, whether patentable or unpatentable and whether or not reduced to practice, customers and clients and customer or client lists, other copyrightable works, all production methods, processes, technology and trade secrets, and all similar and related information in whatever form. Confidential Information also includes information disclosed to the Company, DSAC or any of their respective Subsidiaries by third parties to the extent that such party has an obligation of confidentiality in connection therewith. Confidential Information will not include any information that has been published in a form generally available to the public (except as a result of the Equityholder’s or its Representatives’ unauthorized disclosure) prior to the date the Equityholder proposes to disclose or use such information. Confidential Information will not be deemed to have been published or otherwise disclosed merely because individual portions of the information have been separately published, but only if all material features comprising such information have been published in combination.]

OR

[The Equityholder agrees that, notwithstanding the termination of the Amended and Restated Investors' Rights Agreement dated of February 10, 2021 between the Company and the investors party thereto (including the Equityholder) (the "Investors' Rights Agreement") effective as of the Closing, the provisions of Section 3.3 of the Investors' Rights Agreement shall be incorporated herein by reference, mutatis mutandis, and continue in full force and effect with respect to the Equityholder from the Closing until 11:59 P.M. (Eastern time) on the second anniversary of the Closing.]

Section 12.         Remedies. The Equityholder acknowledges and agrees that the covenants contained in this Agreement are reasonable and necessary to protect the business and interests of the Company, DSAC, their respective Subsidiaries or their respective Affiliates and that any breach of these covenants would cause substantial irreparable injury. Accordingly, the Equityholder agrees that a remedy at law for any breach of this Agreement would be inadequate and that the Company, DSAC, their Subsidiaries or their respective Affiliates, in addition to any other remedies available, shall be entitled to obtain preliminary and permanent injunctive relief to secure specific performance of such covenants and to prevent a breach or contemplated breach of this Agreement without the necessity of proving actual damage or posting a bond or other security. The Equityholder will be responsible for any breach or violation of this Agreement by its Representatives. The occurrence of the Closing will not relieve the Equityholder of any obligation or liability arising from any breach by the Equityholder of this Agreement prior to the Closing.

Section 13.         Severability. Each provision of this Agreement is separable from every other provision of this Agreement. If any provision of this Agreement is found or held to be invalid, illegal or unenforceable, in whole or in part, by a court of competent jurisdiction, then (i) such provision will be deemed amended to conform to applicable laws so as to be valid, legal and enforceable to the fullest possible extent, (ii) the invalidity, illegality or unenforceability of such provision will not affect the validity, legality or enforceability of such provision under any other circumstances or in any other jurisdiction, and (iii) the invalidity, illegality or unenforceability of such provision will not affect the validity, legality or enforceability of the remainder of such provision or the validity, legality or enforceability of any other provision of this Agreement. Without limiting the foregoing, if any covenant of the Equityholder in this Agreement is held to be unreasonable, arbitrary, or against public policy, such covenant shall be considered to be divisible with respect to scope, time and geographic area, and such lesser scope, time or geographic area, or all of them, as a court of competent jurisdiction may determine to be reasonable, not arbitrary, and not against public policy, shall be effective, binding and enforceable against the Equityholder.

Section 14.         Governing Law; Submission to Jurisdiction; WAIVER OF TRIAL BY JURY. Section 1.02 (Construction), Section 12.07 (Governing Law) and Section 12.08 (Jurisdiction; WAIVER OF TRIAL BY JURY) of the Merger Agreement are incorporated herein by reference, mutatis mutandis.

Section 15.         Waiver. No failure on the part of any Person to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any Person in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Any extension or waiver in favor of the Equityholder of any provision hereto shall be valid only if set forth in an instrument in writing signed by DSAC and the Company; and provided, that any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

Section 16.         Headings; Counterparts. The provisions of Section 12.09 (Headings and Captions; Counterparts) of the Merger Agreement are hereby incorporated herein by reference, mutatis mutandis.

Section 17.         Trust Account Waiver. The Equityholder acknowledges that DSAC is a blank check company with the powers and privileges to effect a Business Combination. The Equityholder further acknowledges that, as described in the prospectus dated October 28, 2020 (the “Prospectus”), substantially all of DSAC’s assets consist of the cash proceeds of DSAC’s initial public offering and private placements of its securities and substantially all of those proceeds have been deposited in the Trust Account for the benefit of DSAC, certain of its public shareholders and the underwriters of DSAC’s initial public offering. The Equityholder acknowledges that it has been advised by DSAC that, except with respect to interest earned on the funds held in the Trust Account that may be released to DSAC to pay its income and franchise Taxes, the Trust Agreement provides that cash in the Trust Account may be disbursed only (i) if DSAC completes the transactions which constitute a Business Combination, then to those Persons and in such amounts as described in the Prospectus; and (ii) if DSAC fails to complete a Business Combination within the allotted time period and liquidates, subject to the terms of the Trust Agreement and the DSAC Governing Document, to DSAC to permit DSAC to pay the costs and expenses of its dissolution, and then to DSAC’s public shareholders. For and in consideration of DSAC entering into this Agreement, the receipt and sufficiency of which are hereby acknowledged, the Equityholder hereby irrevocably waives any right, title, interest or claim of any kind they have or may have in the future in or to any monies in the Trust Account and agree not to seek recourse against the Trust Account or any funds distributed therefrom as a result of, or arising out of, this Agreement and any negotiations, contracts or agreements with DSAC or any other Person; provided, however, that nothing in this Section 17 shall amend, limit, alter, change, supersede or otherwise modify the right of the Equityholder to (A) bring any action or actions for specific performance, injunctive and/or other equitable relief or (B) bring or seek a claim for Damages against DSAC, or any of its successors or assigns, for any breach of this Agreement (but such claim shall not be against the Trust Account or any funds distributed from the Trust Account to holders of DSAC Ordinary Shares in accordance with the DSAC Governing Document and the Trust Agreement).

Section 18.         Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns; provided that no Party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other Party, except that the Company, DSAC or any of their respective Subsidiaries may transfer or assign its rights and obligations under this Agreement, in whole or from time to time in part, to (i) one or more of its Affiliates at any time and (ii) after the Effective Time, to any Person; provided that no such transfer or assignment shall relieve such party of its obligations hereunder or enlarge, alter or change any obligation of any other Party.

Section 19.         Trusts. If applicable, for purposes of this Agreement, the Equityholder with respect to any Subject Securities held in trust shall be deemed to be the relevant trust and/or the trustees thereof acting in their capacities as such trustees, in each case as the context may require, including for purposes of such trustees’ representations and warranties as to the proper organization of the trust, their power and authority as trustees and the non-contravention of the trust’s governing instruments.

Section 20.         Amendments. This Agreement may only be amended or modified by an instrument in writing signed by each of the Equityholder, DSAC and the Company.

Section 21.         Notices. All notices and other communications among the parties hereto shall be in writing and shall be deemed to have been duly given (a) when delivered in person, (b) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (c) when delivered by FedEx or other nationally recognized overnight delivery service, or (d) when delivered by email or other electronic transmission (in each case in this clause (d), solely if receipt is confirmed), addressed as follows:

(a)            if to DSAC, to:

Duddell Street Acquisition Corp.

8/F Printing House

6 Duddell Street, Hong Kong

Attention: Manoj Jain, Chief Executive Officer

Email: manoj.jain@masocapital.com

with copies (which shall not constitute notice) to:

Davis Polk & Wardwell LLP

The Hong Kong Club Building

3A Chater Road, Hong Kong

Attention: Miranda So; James Lin; Sam Kelso

Email: miranda.so@davispolk.com; james.lin@davispolk.com

sam.kelso@davispolk.com

(b)            if to the Company, to:

FiscalNote Holdings, Inc.

1201 Pennsylvania Avenue NW

Washington D.C. 20004

Attention: Josh Resnik,

SVP, General Counsel and Chief Content Officer

Email: josh.resnik@fiscalnote.com

with copies (which shall not constitute notice) to:

Paul Hastings LLP

875 15th Street, NW Suite 10

Washington D.C. 20005

Attention: Brandon Bortner; James Shea

Steve Camahort

Email: brandonbortner@paulhastings.com

jamesshea@paulhastings.com; stevecamahort@paulhastings.com

(c)            if to the Equityholder, to the address set forth on the signature page hereto.

Section 22.         Effectiveness; Termination. This Agreement shall become effective as of the date hereof and shall automatically terminate (without the requirement of any action by any party hereto) and be of no further force or effect upon the earliest to occur of (a) the Effective Time (except that the provisions of Sections 2, 3, 4, 5, 6 and 7 shall survive the Effective Time and continue in full force and effect in accordance with their respective terms), (b) the date on which the Merger Agreement is terminated in accordance with its terms prior to the Effective Time, (c) the mutual written consent of DSAC, the Company and the Equityholder. Nothing in this Section 22 shall relieve any Party from liability for any intentional breach of this Agreement by such Party prior to the termination of this Agreement.

Section 23.         Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the Party incurring such cost or expense.

Section 24.         Capacity as Equityholder. Notwithstanding anything herein to the contrary, the Equityholder is signing this Agreement solely in the Equityholder’s capacity as a stockholder of the Company, and not in any other capacity and this Agreement shall not limit or otherwise affect the actions of the Equityholder or any Affiliate, employee or designee of the Equityholder or any of their respective Affiliates in his or her capacity, if applicable, as an officer or director of the Company or any other entity.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each Party has duly executed this Agreement as of the date first written above.

DUDDELL STREET ACQUISITION CORP.

By:
Name:
Title:

FISCALNOTE HOLDINGS, INC.

By:
Name:
Title:

[Signature Page to Voting and Support Agreement]

IN WITNESS WHEREOF, each Party has duly executed this Agreement as of the date first written above.

EQUITYHOLDER:

Printed Name:

Signature:

By (if an entity):

Title (if an entity):

Email:
Address:

Number of shares of Class A Common Stock held:

Number of shares of Class B Common Stock held:

[Signature Page to Voting and Support Agreement]

Exhibit 10.3, PART II (Individual)

VOTING AND SUPPORT AGREEMENT

VOTING AND SUPPORT AGREEMENT (this “Agreement”), dated as of November 7, 2021, among the Person named on the signature page hereto (the “Equityholder”), Duddell Street Acquisition Corp., a Cayman Islands exempted company (together with its successors, including the resulting Delaware corporation after the consummation of the Domestication, “DSAC”) and FiscalNote Holdings, Inc., a Delaware corporation (together with its successors, including the surviving corporation in the Merger (as defined below), the “Company”). For purposes of this Agreement, the Equityholder, the Company and DSAC are each a “Party” and collectively the “Parties.” Each capitalized term used and not otherwise defined herein has the meaning ascribed to such term in the Merger Agreement (as defined below).

R E C I T A L S

WHEREAS, pursuant to and subject to the terms and conditions of that certain Agreement and Plan of Merger, dated as of the date hereof (as amended, restated or otherwise modified from time to time, the “Merger Agreement”), by and among DSAC Grassroots Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of DSAC (“Merger Sub”), and the Company, among other matters, (i) DSAC will domesticate as a Delaware corporation in accordance with the DGCL and the Cayman Islands Companies Law, and (ii) the Company will merge with and into Merger Sub (the “Merger”), with the Company continuing as the surviving corporation;

WHEREAS, as of the date hereof, the Equityholder is the record and beneficial owner of the Company Shares set forth next to the Equityholder’s name on the signature pages hereto (such shares of capital stock, together with any other shares of capital stock or other equity interests of the Company in which the Equityholder acquires record and beneficial ownership after the date hereof, including by purchase or upon exercise or conversion of any securities convertible into or exercisable or exchangeable for Company Shares, including, for the avoidance of doubt, Company Options, Company RSUs and Company Warrants, the “Subject Securities”); and

WHEREAS, the Equityholder is entering into this Agreement in order to induce DSAC and the Company to enter into the Merger Agreement and consummate the transactions contemplated thereby, pursuant to which the Equityholder will directly or indirectly receive a material benefit.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Equityholder hereby covenants and agrees as follows:

Section 1.           Voting.

(a)            The Equityholder agrees to take all actions necessary or advisable to execute and deliver the Company Shareholder Approval to the Company as promptly as practicable, and in any event within forty-eight (48) hours, following the date that DSAC receives, and notifies the Company, of DSAC’s receipt of notice from the SEC of the effectiveness of the Registration Statement.

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(b)            From the date of this Agreement until the date on which this Agreement is terminated in accordance with its terms (the “Voting Period”), at each meeting of the Company Shareholders, and in each written consent or resolutions of any of the Company Shareholders in which the Equityholder is entitled to vote or consent, the Equityholder hereby unconditionally and irrevocably agrees to be present for such meeting and vote (in person or by proxy), or consent to any action by written consent or resolution with respect to, as applicable, the Subject Securities and any other capital stock or other equity interests of the Company entitled to vote and over which the Equityholder has voting power (i) in favor of, and to adopt and approve, as applicable, the Merger Agreement, the Ancillary Agreements and the transactions contemplated thereby, (ii) in favor of the other matters set forth in the Merger Agreement to the extent required for the Company to carry out its obligations thereunder, and (iii) in opposition to: (A) any Acquisition Transaction and any and all other proposals (x) that could reasonably be expected to delay or impair the ability of the Company to consummate the transactions contemplated by the Merger Agreement or any Ancillary Agreement or (y) which are in competition with or materially inconsistent with the Merger Agreement or any Ancillary Agreement or (B) any other action or proposal involving the Company or any of its Subsidiaries that is intended, or would reasonably be expected, to prevent, impede, interfere with, delay, postpone or adversely affect in any material respect the transactions contemplated by the Merger Agreement or any Ancillary Agreement or would reasonably be expected to result in any of the conditions to the Company’s obligations under the Merger Agreement not being fulfilled.

(c)            Except as set forth in Section 1(b) above, no Equityholder shall be restricted from voting in favor of, against or abstaining with respect to any matter presented to the Equityholders, including that nothing in this Agreement shall preclude such Equityholder from exercising full power and authority to vote Equityholder’s sole discretion for or against any proposal submitted to a vote of the Equityholders to approve any payment which would, in the absence of such approval, constitute a parachute payment under Section 280G of Code.

(d)            The Equityholder agrees not to deposit, and to cause its Related Parties not to deposit, any Subject Securities in a voting trust or subject any Subject Securities to any arrangement or agreement with respect to the voting of such Subject Securities, unless specifically requested to do so by the Company and DSAC in connection with the Merger Agreement, the Ancillary Agreements or the transactions contemplated thereby.

(e)            The Equityholder agrees, except as contemplated by the Merger Agreement or any Ancillary Agreement, not to make, or in any manner participate in, directly or indirectly, a “solicitation” of “proxies” or consents (as such terms are used in the rules of the SEC) or powers of attorney or similar rights to vote, or seek to advise or influence any Person with respect to the voting of, any capital stock or other equity interests of the Company in connection with any vote or other action with respect to transactions contemplated by the Merger Agreement or any Ancillary Agreement, other than to recommend that the Company Shareholders vote in favor of the adoption of the Merger Agreement, the Ancillary Agreements and the transactions contemplated thereby (and any actions required in furtherance thereof and otherwise as expressly provided in this Section 1, but subject to the limitations set forth in Section 1(c)).

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(f)             The Equityholder agrees (i) to refrain from exercising any dissenters’ rights or rights of appraisal under Applicable Law at any time with respect to the Merger Agreement, the Ancillary Agreements and the transactions contemplated thereby and (ii) not to commence or participate in any claim, derivative or otherwise, against the Company, DSAC or any of their respective Related Parties relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement or the consummation of the Merger, including any claim (A) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (B) alleging a breach of any fiduciary duty of the Board of Directors of the Company or DSAC in connection with this Agreement, the Merger Agreement or the Merger.

(g)            The Equityholder agrees that during the Voting Period it shall not, and shall cause its Related Parties not to, without DSAC’s and the Company’s prior written consent, (i) make or attempt to make any Transfer of Subject Securities, except (A) if the Equityholder is an individual, the Equityholder may Transfer any such Subject Securities (1) to any member of such Equityholder’s immediate family, or to a trust for the benefit of the Equityholder or any member of such Equityholder’s immediate family, the sole trustees of which are the Equityholder or any member of the Equityholder’s immediate family or (2) by will, other testamentary document or under the laws of intestacy upon the death of such Equityholder; or (B) if the Equityholder is an entity, the Equityholder may Transfer any Subject Securities to any partner, member or Affiliate of the Equityholder; provided that, in each case, such transferee of Subject Securities signs a joinder to this Agreement in a form reasonably acceptable to DSAC and the Company agreeing to be bound by this Section 1, (ii) grant any proxies or powers of attorney with respect to any or all of the Subject Securities, or (iii) take any action with the intent to prevent, impede, interfere with or adversely affect the Equityholder’s ability to perform its obligations under this Section 1. The Company hereby agrees to reasonably cooperate with DSAC in enforcing the transfer restrictions set forth in this Section 1.

(h)            In the event of any equity dividend or distribution, or any change in the equity interests of the Company by reason of any equity dividend or distribution, equity split, recapitalization, combination, conversion, exchange of equity interests or the like, the term “Subject Securities” shall be deemed to refer to and include the Subject Securities as well as all such equity dividends and distributions and any securities into which or for which any or all of the Subject Securities may be changed or exchanged or which are received in such transaction. Without limiting the foregoing, the term “Subject Securities” shall be deemed to refer to and include any capital stock of the Company received by the Equityholder in connection with any conversion of debt securities or pursuant to any Contract that entitles the Equityholder to receive capital stock of the Company.

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(i)             During the Voting Period, the Equityholder agrees to provide to DSAC, the Company and their respective Representatives any information regarding the Equityholder or the Company Shares that is reasonably requested by DSAC, the Company or their respective Representatives and required in order for the Company and DSAC to comply with Sections 9.04 (Proxy Statement; Registration Statement) and 9.08 (Form 8-K Filings) of the Merger Agreement. To the extent required by Applicable Law, the Equityholder hereby authorizes the Company and DSAC to publish and disclose in any announcement or disclosure required by the SEC, NASDAQ or the Registration Statement (including all documents and schedules filed with the SEC in connection with the foregoing), the Equityholder’s identity and ownership of the Company Shares and the nature of the Equityholder’s commitments and agreements under this Agreement, the Merger Agreement and any other Ancillary Agreements; provided that (i) such publication or disclosure is made in compliance with the provisions of the Merger Agreement, and (ii) prior to any such publication or disclosure, the Company and DSAC have provided the Equityholder with a customary opportunity to review and comment upon such announcement or disclosure, which comments the Company and DSAC will consider in good faith.

Section 2.           Restriction on Sale of Securities.

(a)            The Equityholder hereby agrees and covenants that, it will not, during the period from the date of the Closing and ending on the date that is [180 days]1 following the Closing Date (the “Lock-Up Period”), Transfer any equity interests of Newco (including shares of Newco Class A Common Stock or Newco Class B Common Stock) received or retained as consideration under the Merger Agreement, including securities held in escrow or otherwise issued or delivered after the Closing pursuant to the Merger Agreement (collectively, the “Restricted Securities”) (a “Prohibited Transfer”). If any Prohibited Transfer is made or attempted contrary to the provisions of this Agreement, such purported Prohibited Transfer shall be null and void ab initio, and the Newco shall refuse to recognize any such purported transferee of such Restricted Securities as one of its equity holders for any purpose. In order to enforce this Section 2, the Newco may impose stop-transfer instructions with respect to the Restricted Securities of the Equityholder until the end of the Lock-Up Period, as well as include customary legends on any certificates for any of the Restricted Securities reflecting the restrictions under this Section 2.

1 Note to Draft: To be changed to 12 months in the versions to be signed by the Founders.

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(b)            Notwithstanding the provisions set forth in Section 2(a), the following Transfers of Restricted Securities during the Lock-Up Period are permitted: (i) to the Newco’s officers or directors, or any Affiliates or family members of any of the Newco’s officers or directors; (ii) in the case of an individual, Transfers by gift to a member of the individual’s immediate family, or to a trust, the beneficiary of which is a member of the individual’s immediate family or an affiliate of such person, or to a charitable organization; (iii) in the case of an individual, Transfers by virtue of laws of descent and distribution upon death of the individual; (iv) in the case of an individual, Transfers pursuant to a qualified domestic relations order; (v) in the case of an entity, Transfers to a stockholder, partner, member or Affiliate of such entity; (vi) in the case of an entity, Transfers by virtue of the laws of the state of the entity’s organization and the entity’s organizational documents upon dissolution of the entity; (vii) transactions relating to Newco Common Stock or other securities convertible into or exercisable or exchangeable for Newco Common Stock acquired in open market transactions after the Closing, provided that no such transaction is required to be, or is, publicly announced (whether on Form 4, Form 5 or otherwise, other than a required filing on Schedule 13F, 13G or 13G/A) during the Lock-Up Period; (viii) the exercise of any options or warrants to purchase Newco Common Stock (which exercises may be effected on a cashless basis to the extent the instruments representing such options or warrants permit exercises on a cashless basis); (ix) Transfers to Newco or the Surviving Corporation to satisfy tax withholding obligations pursuant to the Surviving Corporation’s equity incentive plans or arrangements; (x) Transfers to the Surviving Corporation pursuant to any contractual arrangement in effect at the Closing that provides for the repurchase by the Surviving Corporation or forfeiture of the Equityholder’s Restricted Securities in connection with the termination of the Equityholder’s service to the Company; (xi) the entry, by the Equityholder, at any time after the Closing, of any trading plan providing for the sale of Newco Common Stock by the Equityholder, which trading plan meets the requirements of Rule 10b5-1(c) under the Securities Exchange Act of 1934, as amended, provided, however, that such plan does not provide for, or permit, any Prohibited Transfer and no public announcement or filing is voluntarily made or required regarding such plan during the Lock-Up Period; (xii) transactions in the event of the Newco’s completion of a liquidation, merger, amalgamation, share exchange, reorganization or other similar transaction which results in all of the Equityholders of the Surviving Company or Newco, as applicable, having the right to exchange their equity interests of Newco for cash, securities or other property; (xiii) Transfers by the Equityholder in sell-to-cover transactions to satisfy tax obligations of the Equityholder in connection with the Equityholder’s receipt of Newco Common Stock following the vesting and settlement of Company RSUs; provided, however, that, in the case of the foregoing clauses (i) through (vi) and (xiii), for such Transfer to be effective, the transferee must enter into a written agreement with the Newco agreeing to be bound by this Section 2.

(c)            For purposes of this Agreement, “Transfer” means the (i) sale or assignment of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder with respect to, any security, (ii) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) public announcement of any intention to effect any transaction specified in clause (i) or (ii).

(d)            For purposes of this Section 2, “immediate family” shall mean a spouse, domestic partner, child, grandchild or other lineal descendant (including by adoption), father, mother, brother or sister of the Equityholder; and “affiliate” shall have the meaning set forth in Rule 405 under the Securities Act of 1933, as amended.

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Section 3.           Consents.

(a)            General Consent. Effective as of the Closing, the Equityholder hereby waives any rights such Equityholder may have as a holder of Subject Securities or with respect to the transactions contemplated by this Agreement, the Merger Agreement and the other Ancillary Agreements (including any consent rights, voting rights, preemptive rights, rights to repurchase, registration rights, rights of first refusal, rights of first offer, tag along rights or similar rights or restrictions on transfer and any rights to receive notices, opinions or similar documentation in advance of or in connection with such transfers or transactions, except as contemplated in the Merger Agreement), whether such rights arise under or pursuant to any governing documents of the Company (including the Equityholders Agreement), any other Contract, Applicable Law or otherwise.

(b)            Binding Effect of Merger Agreement. The Equityholder hereby represents that it has read the Merger Agreement and this Agreement, has had the opportunity to consult with its tax and legal advisors and fully understands and accepts all of the provisions of the Merger Agreement and this Agreement. The Equityholder hereby expressly acknowledges (i) that the Aggregate Consideration will be allocated as provided in the Payment Spreadsheet (as finalized in accordance with the terms of the Merger Agreement), and DSAC and, following the Closing, Newco, the Surviving Corporation and their Subsidiaries, shall be entitled to rely on such finalized Payment Spreadsheet, and to make distributions of the Aggregate Consideration in accordance therewith, in each case without any obligation to investigate or verify the accuracy or correctness thereof and (ii) the provisions of Section 4.01 (Closing Statement and Payment Spreadsheet) of the Merger Agreement. The Equityholder shall be bound by and comply with Sections 9.11 (No Shop) and 12.12 (Publicity) of the Merger Agreement (and any relevant definitions contained in any such Sections) as if such Equityholder was an original signatory to the Merger Agreement with respect to such provisions.

Section 4.           Further Assurances. The Equityholder agrees to execute and deliver, or cause to be executed and delivered, all further documents and instruments as DSAC may reasonably request to consummate and make effective the transactions contemplated by the Merger Agreement and this Agreement. Without limiting the foregoing, the Equityholder agrees that it shall, and shall cause its Related Parties to, (i) file or supply, or cause to be filed or supplied, in connection with the transactions contemplated by this Agreement and the Ancillary Agreements, all notifications and filings (or, if required by the relevant Governmental Authorities, drafts thereof) required to be filed or supplied pursuant to applicable Antitrust Laws or other regulatory Laws as promptly as practicable after the date hereof (and all such filings shall not be withdrawn or otherwise rescinded without the prior written consent of DSAC) and (ii) use its reasonable best efforts to provide, or cause to be provided, any information requested by Governmental Authorities in connection therewith. In addition, without limiting the foregoing, the Equityholder agrees that it shall, and shall cause its Affiliates to, upon the request of the Company, consent to the termination of the Amended and Restated Right of First Refusal and Co-Sale Agreement, by and between the Company and the individuals and entities listed thereto, dated as of February 16, 2021, the Amended and Restated Voting Agreement, by and between the Company and the individuals and entities listed thereto, dated as of February 16, 2021, and the Investors, Rights Agreement, by and between the Company and the individuals and entities listed thereto, dated as of February 16, 2021. Notwithstanding the foregoing, nothing in this Agreement requires that Equityholder take any action with respect to the exercise or conversion of any securities held by Equityholder and convertible into or exercisable or exchangeable for Company Shares, including, for the avoidance of doubt, Company Options, Company RSUs and Company Warrants.

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Section 5.           Equityholder Representations and Warranties. The Equityholder represents and warrants to DSAC as follows:

(a)            Organization. If the Equityholder is not an individual, it is duly organized, validly existing and in good standing (where applicable) under the laws of the jurisdiction in which it is incorporated, organized or constituted, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby are within the Equityholder’s corporate or organizational powers and have been duly authorized by all necessary corporate or organizational action on the part of the Equityholder. If the Equityholder is an individual, the Equityholder has full legal capacity, right and authority to execute and deliver this Agreement and to perform his or her obligations hereunder.

(b)            Ownership of Subject Securities. The Equityholder is the record and beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of, and has good and valid title to, all of the Equityholder’s Subject Securities (including those set forth on the Equityholder’s signature page hereto), free and clear of any Lien, or any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such Subject Securities), except (i) transfer restrictions under the Securities Act of 1933, (ii) prior to the Closing, the governing documents of the Company (including the Equityholders Agreement) and (iii) this Agreement. The Equityholder’s Subject Securities set forth on the signature pages hereto are the only securities of the Company owned of record or beneficially by the Equityholder or the Equityholder’s Affiliates, family members or trusts for the benefit of the Equityholder or any of the Equityholder’s family members on the date of this Agreement. The Equityholder has the sole right to transfer and direct the voting of the Equityholder’s Subject Securities and, other than the Equityholders Agreement, none of the Equityholder’s Subject Securities are subject to any proxy, voting trust or other agreement, arrangement or restriction with respect to the voting of such Subject Securities, except as expressly provided herein for the benefit of DSAC. The Equityholder has the requisite voting power and the requisite power to agree to all of the matters set forth in this Agreement, with respect to all of its Subject Securities, in each case necessary to perform its obligations under this Agreement, with no limitations, qualifications or restrictions on such rights.

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(c)            Authority. This Agreement has been duly executed and delivered by the Equityholder and, assuming the due authorization, execution and delivery hereof by DSAC and that this Agreement constitutes a legally valid and binding agreement of DSAC, this Agreement constitutes a legally valid and binding obligation of the Equityholder, enforceable against the Equityholder in accordance with the terms hereof (subject only to the effect, if any, of (i) applicable bankruptcy and other similar Applicable Law affecting the rights of creditors generally and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies). If this Agreement is being executed in a representative or fiduciary capacity, the Person signing this Agreement has full power and authority to enter into this Agreement on behalf of the Equityholder.

(d)            Non-Contravention. The execution and delivery of this Agreement by the Equityholder does not, and the performance by the Equityholder of its, his or her obligations hereunder will not, (i) result in a violation of Applicable Law, except for such violations which would not reasonably be expected, individually or in the aggregate, to have a material effect upon such Equityholder’s ability to perform its obligations under the Merger Agreement or any Ancillary Agreement or to consummate the transactions contemplated thereby, (ii) if the Equityholder is not an individual, conflict with or result in a violation of the governing documents of the Equityholder, (iii) require any consent or approval that has not been given or other action (including notice of payment or any filing with any Governmental Authority) that has not been taken by any Person (including under any Contract binding upon the Equityholder or the Equityholder’s Subject Securities), except where the failure to obtain such consents or to take such actions would not reasonably be expected, individually or in the aggregate, to have a material effect upon such Equityholder’s ability to perform its obligations under the Merger Agreement or any Ancillary Agreement or to consummate the transactions contemplated thereby, or (iv) result in the creation or imposition of any Lien on the Equityholder’s Subject Securities. There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which the Equityholder is a trustee whose consent is required for either the execution and delivery of this Agreement or the consummation by the Equityholder of the transactions contemplated by this Agreement that has not been obtained.

(e)            Legal Proceedings. There is no Action pending against, or to the knowledge of the Equityholder, threatened against the Equityholder or any of its Affiliates, by or before (or that would be by or before) any Governmental Authority or arbitrator that, if determined or resolved adversely in accordance with the plaintiff’s demands, would reasonably be expected, individually or in the aggregate, to prevent or enjoin such Equityholder’s performance of its obligations under the Merger Agreement or any Ancillary Agreement. None of the Equityholder or any of its Affiliates is subject to any Governmental Order that would reasonably be expected, individually or in the aggregate, to prevent or enjoin such Equityholder’s performance of its obligations under the Merger Agreement or any Ancillary Agreement.

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(f)            Trusts. If the Equityholder is the beneficial owner of any Subject Securities held in trust, no consent of any beneficiary of such trust is required in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby or by the Merger Agreement.

Section 6.           DSAC Representations and Warranties. DSAC represents and warrants to the Equtiyholder as follows:

(a)            Organization. DSAC is duly organized, validly existing and in good standing (where applicable) under the laws of the jurisdiction in which it is incorporated, organized or constituted, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby are within DSAC’s corporate or organizational powers and have been duly authorized by all necessary corporate or organizational action on the part of DSAC.

(b)            Authority. This Agreement has been duly executed and delivered by DSAC and, assuming the due authorization, execution and delivery hereof by the Equityholder and that this Agreement constitutes a legally valid and binding agreement of the Equityholder, this Agreement constitutes a legally valid and binding obligation of DSAC, enforceable against DSAC in accordance with the terms hereof (subject only to the effect, if any, of (i) applicable bankruptcy and other similar Applicable Law affecting the rights of creditors generally and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies). The Person signing this Agreement has full power and authority to enter into this Agreement on behalf of DSAC.

(c)            Non-Contravention. The execution and delivery of this Agreement by DSAC does not, and the performance by DSAC of its obligations hereunder will not, (i) result in a violation of Applicable Law, except for such violations which would not reasonably be expected, individually or in the aggregate, to have a material effect upon DSAC’s ability to perform its obligations under the Merger Agreement or any Ancillary Agreement or to consummate the transactions contemplated thereby, (ii) conflict with or result in a violation of the governing documents of DSAC, or (iii) require any consent or approval that has not been given or other action (including notice of payment or any filing with any Governmental Authority) that has not been taken by any Person (including under any Contract binding upon DSAC), except where the failure to obtain such consents or to take such actions would not reasonably be expected, individually or in the aggregate, to have a material effect upon DSAC’s ability to perform its obligations under the Merger Agreement or any Ancillary Agreement or to consummate the transactions contemplated thereby.

(d)            Legal Proceedings. There is no Action pending against, or to the knowledge of DSAC, threatened against DSAC or any of its Affiliates, by or before (or that would be by or before) any Governmental Authority or arbitrator that, if determined or resolved adversely in accordance with the plaintiff’s demands, would reasonably be expected, individually or in the aggregate, to prevent or enjoin DSAC’s performance of its obligations under the Merger Agreement or any Ancillary Agreement. None of DSAC or any of its Affiliates is subject to any Governmental Order that would reasonably be expected, individually or in the aggregate, to prevent or enjoin DSAC’s performance of its obligations under the Merger Agreement or any Ancillary Agreement.

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Section 7.           Finders Fees. No investment banker, broker, finder or other intermediary is entitled to a fee or commission from the Equityholder or any of its Affiliates in respect of the Merger Agreement, this Agreement or any of the respective transactions contemplated thereby and hereby based upon any arrangement or agreement made by or, to the knowledge of the Equityholder, on behalf of the Equityholder.

Section 8.           No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in DSAC or any of its Subsidiaries any direct or indirect ownership or incidence of ownership of or with respect to the Company Shares. All rights, ownership and economic benefits of and relating to the Company Shares shall remain vested in and belong to the Equityholder, and neither DSAC nor any of its Subsidiaries shall have any authority to direct the Equityholder in the voting or disposition of any of the Company Shares, except as otherwise provided herein.

Section 9.           Consent to Disclosure. The Equityholder hereby consents to the publication and disclosure in the Proxy Statement and Registration Statement (and, as and to the extent otherwise required by applicable securities laws or the SEC or any other securities authorities, any other documents or communications provided by DSAC or the Company to any Governmental Authority or to securityholders of DSAC) of the Equityholder’s identity and beneficial ownership of Company Securities and the nature of the Equityholder’s commitments, arrangements and understandings under and relating to this Agreement and, if deemed appropriate by DSAC or the Company, a copy of this Agreement; provided, that prior to any such publication or disclosure, DSAC and the Company have provided the Equityholder with an opportunity to review and comment upon such announcement or disclosure, which comments DSAC and the Company will consider in good faith. The Equityholder will promptly provide any information reasonably requested by DSAC or the Company for any regulatory application or filing made or approval sought in connection with the Transactions (including filings with the SEC).

Section 10.         Remedies. The Equityholder acknowledges and agrees that the covenants contained in this Agreement are reasonable and necessary to protect the business and interests of the Company, DSAC, their respective Subsidiaries or their respective Affiliates and that any breach of these covenants would cause substantial irreparable injury. Accordingly, the Equityholder agrees that a remedy at law for any breach of this Agreement would be inadequate and that the Company, DSAC, their Subsidiaries or their respective Affiliates, in addition to any other remedies available, shall be entitled to obtain preliminary and permanent injunctive relief to secure specific performance of such covenants and to prevent a breach or contemplated breach of this Agreement without the necessity of proving actual damage or posting a bond or other security. The Equityholder will be responsible for any breach or violation of this Agreement by its Representatives. The occurrence of the Closing will not relieve the Equityholder of any obligation or liability arising from any breach by the Equityholder of this Agreement prior to the Closing.

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Section 11.         Severability. Each provision of this Agreement is separable from every other provision of this Agreement. If any provision of this Agreement is found or held to be invalid, illegal or unenforceable, in whole or in part, by a court of competent jurisdiction, then (i) such provision will be deemed amended to conform to applicable laws so as to be valid, legal and enforceable to the fullest possible extent, (ii) the invalidity, illegality or unenforceability of such provision will not affect the validity, legality or enforceability of such provision under any other circumstances or in any other jurisdiction, and (iii) the invalidity, illegality or unenforceability of such provision will not affect the validity, legality or enforceability of the remainder of such provision or the validity, legality or enforceability of any other provision of this Agreement. Without limiting the foregoing, if any covenant of the Equityholder in this Agreement is held to be unreasonable, arbitrary, or against public policy, such covenant shall be considered to be divisible with respect to scope, time and geographic area, and such lesser scope, time or geographic area, or all of them, as a court of competent jurisdiction may determine to be reasonable, not arbitrary, and not against public policy, shall be effective, binding and enforceable against the Equityholder.

Section 12.         Governing Law; Submission to Jurisdiction; WAIVER OF TRIAL BY JURY. Section 1.02 (Construction), Section 12.07 (Governing Law) and Section 12.08 (Jurisdiction; WAIVER OF TRIAL BY JURY) of the Merger Agreement are incorporated herein by reference, mutatis mutandis.

Section 13.         Waiver. No failure on the part of any Person to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any Person in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Any extension or waiver in favor of the Equityholder of any provision hereto shall be valid only if set forth in an instrument in writing signed by DSAC and the Company; and provided, that any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

Section 14.         Headings; Counterparts. The provisions of Section 12.09 (Headings and Captions; Counterparts) of the Merger Agreement are hereby incorporated herein by reference, mutatis mutandis.

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Section 15.         Trust Account Waiver. The Equityholder acknowledges that DSAC is a blank check company with the powers and privileges to effect a Business Combination. The Equityholder further acknowledges that, as described in the prospectus dated October 28, 2020 (the “Prospectus”), substantially all of DSAC’s assets consist of the cash proceeds of DSAC’s initial public offering and private placements of its securities and substantially all of those proceeds have been deposited in the Trust Account for the benefit of DSAC, certain of its public shareholders and the underwriters of DSAC’s initial public offering. The Equityholder acknowledges that it has been advised by DSAC that, except with respect to interest earned on the funds held in the Trust Account that may be released to DSAC to pay its income and franchise Taxes, the Trust Agreement provides that cash in the Trust Account may be disbursed only (i) if DSAC completes the transactions which constitute a Business Combination, then to those Persons and in such amounts as described in the Prospectus; and (ii) if DSAC fails to complete a Business Combination within the allotted time period and liquidates, subject to the terms of the Trust Agreement and the DSAC Governing Document, to DSAC to permit DSAC to pay the costs and expenses of its dissolution, and then to DSAC’s public shareholders. For and in consideration of DSAC entering into this Agreement, the receipt and sufficiency of which are hereby acknowledged, the Equityholder hereby irrevocably waives any right, title, interest or claim of any kind they have or may have in the future in or to any monies in the Trust Account and agree not to seek recourse against the Trust Account or any funds distributed therefrom as a result of, or arising out of, this Agreement and any negotiations, contracts or agreements with DSAC or any other Person; provided, however, that nothing in this Section 15 shall amend, limit, alter, change, supersede or otherwise modify the right of the Equityholder to (A) bring any action or actions for specific performance, injunctive and/or other equitable relief or (B) bring or seek a claim for Damages against DSAC, or any of its successors or assigns, for any breach of this Agreement (but such claim shall not be against the Trust Account or any funds distributed from the Trust Account to holders of DSAC Ordinary Shares in accordance with the DSAC Governing Document and the Trust Agreement).

Section 16.         Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns; provided that no Party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other Party, except that the Company, DSAC or any of their respective Subsidiaries may transfer or assign its rights and obligations under this Agreement, in whole or from time to time in part, to (i) one or more of its Affiliates at any time and (ii) after the Effective Time, to any Person; provided that no such transfer or assignment shall relieve such party of its obligations hereunder or enlarge, alter or change any obligation of any other Party.

Section 17.         Trusts. If applicable, for purposes of this Agreement, the Equityholder with respect to any Subject Securities held in trust shall be deemed to be the relevant trust and/or the trustees thereof acting in their capacities as such trustees, in each case as the context may require, including for purposes of such trustees’ representations and warranties as to the proper organization of the trust, their power and authority as trustees and the non-contravention of the trust’s governing instruments.

Section 18.         Amendments. This Agreement may only be amended or modified by an instrument in writing signed by each of the Equityholder, DSAC and the Company.

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Section 19.         Notices. All notices and other communications among the parties hereto shall be in writing and shall be deemed to have been duly given (a) when delivered in person, (b) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (c) when delivered by FedEx or other nationally recognized overnight delivery service, or (d) when delivered by email or other electronic transmission (in each case in this clause (d), solely if receipt is confirmed), addressed as follows:

(a)            if to DSAC, to:

Duddell Street Acquisition Corp.

8/F Printing House

6 Duddell Street, Hong Kong

Attention: Manoj Jain, Chief Executive Officer

Email: manoj.jain@masocapital.com

with copies (which shall not constitute notice) to:

Davis Polk & Wardwell LLP

The Hong Kong Club Building

3A Chater Road, Hong Kong

Attention: Miranda So; James Lin; Sam Kelso

Email: miranda.so@davispolk.com; james.lin@davispolk.com

sam.kelso@davispolk.com

(b)            if to the Company, to:

FiscalNote Holdings, Inc.

1201 Pennsylvania Avenue NW

Washington D.C. 20004

Attention: Josh Resnik,

SVP, General Counsel and Chief Content Officer

Email: josh.resnik@fiscalnote.com

with copies (which shall not constitute notice) to:

Paul Hastings LLP

875 15th Street, NW Suite 10

Washington D.C. 20005

Attention: Brandon Bortner; James Shea

Steve Camahort

Email: brandonbortner@paulhastings.com

jamesshea@paulhastings.com; stevecamahort@paulhastings.com

(c)            if to the Equityholder, to the address set forth on the signature page hereto.

Section 20.         Effectiveness; Termination. This Agreement shall become effective as of the date hereof and shall automatically terminate (without the requirement of any action by any party hereto) and be of no further force or effect upon the earliest to occur of (a) the Effective Time (except that the provisions of Sections 2, 3, 4, 5 and 6 shall survive the Effective Time and continue in full force and effect in accordance with their respective terms), (b) the date on which the Merger Agreement is terminated in accordance with its terms prior to the Effective Time, (c) the mutual written consent of DSAC, the Company and the Equityholder. Nothing in this Section 20 shall relieve any Party from liability for any intentional breach of this Agreement by such Party prior to the termination of this Agreement.

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Section 21.         Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the Party incurring such cost or expense.

Section 22.         Capacity as Equityholder. Notwithstanding anything herein to the contrary, the Equityholder is signing this Agreement solely in the Equityholder’s capacity as a stockholder of the Company, and not in any other capacity and this Agreement shall not limit or otherwise affect the actions of the Equityholder or any Affiliate, employee or designee of the Equityholder or any of their respective Affiliates in his or her capacity, if applicable, as an officer or director of the Company or any other entity.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, each Party has duly executed this Agreement as of the date first written above.

DUDDELL STREET ACQUISITION CORP.

By:
Name:
Title:

FISCALNOTE HOLDINGS, INC.

By:
Name:
Title:

[Signature Page to Voting and Support Agreement]

IN WITNESS WHEREOF, each Party has duly executed this Agreement as of the date first written above.

EQUITYHOLDER:

Printed Name:

Signature:

By (if an entity):

Title (if an entity):

Email:
Address:

Number of shares of Class A Common Stock held:

Number of shares of Class B Common Stock held:

[Signature Page to Voting and Support Agreement]